Exhibit 99.1
Selectica Announces Process for Completing Transfer of Exchange Shares; Trading Expected to Resume Wednesday,
February 4, 2009
SAN JOSE, CA, January 27, 2009 – Selectica, Inc. (NASDAQ: SLTC) today announced the process for completing the transfer of record ownership of shares of its common stock (the “Exchange Shares”) issued to stockholders in connection with the exchange of each previously outstanding right for one share of its common stock (the “Exchange”). As previously announced, rights held by Versata Enterprises, Inc., Trilogy, Inc. and certain related persons (collectively, “Versata”), were cancelled December 19, 2008, pursuant to the terms of the Selectica’s shareholder rights plan, as amended (the “Rights Plan”). As a result, Versata became an “Acquiring Person” under the Rights Plan and therefore is not eligible to receive Exchange Shares. Also as previously disclosed, the NASDAQ halted trading in the Selectica’s common stock on the NASDAQ Global Stock Market on January 5, 2009.
Selectica expects to complete the transfer of Exchange Shares and expects that trading in its common stock will resume on The NASDAQ Global Stock Market on or about February 4, 2009. The transfer will be completed under the procedures developed by Selectica after discussions with, among others, Wells Fargo Shareowner Services (“WFSS”), Selectica’s exchange agent, Depository Trust Company (“DTC”), the depository for stock owned by beneficial owners through brokers, trustees and other nominees that participate in DTC), and Wilmington Trust Company (“WTC”), the trustee appointed by Selectica to facilitate the transfer of Exchange Shares as described below. The transfer procedures are designed to verify the identity of stockholders and ensure that Exchange Shares are not transferred to an Acquiring Person.
Selectica will use different verification procedures for stockholders who hold shares of Selectica in “street name” through a brokerage account, nominee, or trustee that participates in the DTC system (approximately 97.5% of Selectica’s outstanding stock), and for stockholders that hold shares outside of the DTC system. Selectica common stock held outside the DTC system is registered directly in a stockholder’s name with WFSS. Selectica expects that the distribution verification procedures outlined below will be completed by February 3, 2009, and Exchange Shares issued to all stockholders and WTC on February 4, 2009.
Procedures for DTC holders
1.	On January 27, 2009, DTC will electronically notify its participating brokers, who held shares of Selectica common stock at the close of business on January 8, 2009, about the confirmation process.

2.	These DTC participating brokers will be asked to electronically confirm by February 3, 2009, the number of shares of common stock they hold on behalf of clients that are not Acquiring Persons.

3.	On February 4, 2009, WFSS expects to credit Exchange Shares to the accounts of DTC participating brokers that have submitted the electronic confirmation that they do not hold shares on behalf of an Acquiring Person by February 3, 2009.

4.	On February 4, 2009, WFSS expects to transfer Exchange Shares that have not been credited to the accounts of DTC participating brokers, to WTC, as trustee, pending receipt of the required certification by the DTC participating brokers. Selectica expects to disclose instructions for transferring record ownership of those Exchange Shares from the trust to beneficial owners before
February 4, 2009.
Procedures for non-DTC holders
1.	Beginning January 28, 2009, stockholders who are directly registered with WFSS will be asked to certify that they are not an Acquiring Person, unless Selectica is able to determine that they are in fact not an Acquiring Person.

2.	On February 4, 2009, WFSS expects to credit Exchange Shares to the accounts of those directly registered stockholders that have been identified by Selectica as not being an Acquiring Person.

3.	On February 4, 2009, WFSS expects to transfer Exchange Shares that have not been credited to the accounts of registered holders, to WTC, as trustee, pending receipt of the required certification by Selectica. Instructions for transferring record ownership of those Exchange Shares from the trust to beneficial owners will be disclosed in the future.
Additional assistance is available to Selectica stockholders and their brokers or nominees in completing the transfer of record ownership of the Exchange Shares. The contacts include:
For DTC participants:
Paul Sorezza, DTC, 212-855-1000, psorezza@DTCc.com
For stockholders, brokers and nominees:
Scott Wilson, Selectica, 415-785-7945, IR@selectica.com, or
Pamela Herlich, Wells Fargo Shareowner Services, 800-401-1957,
Pamela.E.Herlich@wellsfargo.com, or
Patricia Evans, Wilmington Trust Company, 800-523-2378, pevans@wilmingtontrust.com
As previously disclosed, based on its most recently available information, Selectica had approximately 28.7 million shares of common stock outstanding before the Exchange, including approximately 1.9 million shares beneficially owned by Versata. Following the Exchange, Selectica has approximately 55.5 million shares of common stock outstanding.

The dates set forth above represent Selectica’s expected timeline for completing the transfer process and are subject to change. There can be no assurance that the transfer of record ownership of the Exchange Shares will be completed within the expected timeframe set forth above or that trading will resume on February 4, 2009.
About Selectica, Inc.
Selectica (Nasdaq: SLTC) provides its customers with software solutions that automate the complexities of enterprise contract management and sales configuration lifecycles. The company’s high-performance solutions underlie and unify critical business functions including sourcing, procurement, governance, sales and revenue recognition. Selectica has been providing innovative, enterprise-class solutions for the world’s largest companies for over 10 years and has generated substantial savings for its customers. Selectica customers represent leaders in manufacturing, technology, retail, healthcare and telecommunications, including: ABB, Ace Hardware, Bell Canada, Cisco, Covad Communications, General Electric, Hitachi, International Paper, Juniper Networks, Levi Strauss & Co., Rockwell Automation, Tellabs,
and 7-Eleven. Selectica is headquartered in San Jose, CA. For more information, visit the company’s Web site at www.selectica.com.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
Certain statements in this release and elsewhere by Selectica are forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the Company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of Company operations, or the performance or achievements of the Company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to fluctuations in demand for Selectica’s products and services; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Company’s industry; and risks related to the Company’s past stock granting policies and related restatement of financial statements. Selectica undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the Company can be found in the Company’s most recent Form 10-KSB, and other reports filed by the Company with the Securities and Exchange Commission.
Contact:
Scott Wilson, 415-785-7945, ir@selectica.com